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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.   20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   June 18, 1996
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                       Odessa Foods International, Inc.
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              (Exact name of registrant as specified in charter)


   Delaware                         0-12775                        75-1613360
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(State or Other                   (Commission                    (IRS Employer
Jurisdiction of                   File Number)                  Identification
Incorporation)                                                      Number)


One Evertrust Plaza, 3rd Floor, Jersey City, New Jersey           07302
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(Address of principal executive offices)                       (Zip code)


Registrant's telephone number, including area code  718-646-4175
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        (Former name or former address, if changed since last report)
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Item 5.   Other Events

     At a Special Meeting of the Board of Directors held on June 18, 1996, the registrant resolved that immediately subsequent to the close of its fiscal year ended June 30, 1996 that its year end be changed to December 31, 1996 thereby giving it a "short" six month year with the understanding that all future year ends, unless otherwise changed in writing by a Special Meeting of the Board of Directors, shall be December 31.

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                                  SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ODESSA FOODS INTERNATIONAL, INC.



Date  July 25, 1996           By    /Leon Golden/
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                                 Leon Golden, President